Exhibit 31-7

CERTIFICATION PURSUANT TO RULE 13a-14(a) AND 15d-14(a) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

I, Denis P. O’Brien, certify that:

1.	I have reviewed this report on Form 10-K/A of PECO Energy Company; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: February 18, 2009	/s/ DENIS P. O’BRIEN
Chief Executive Officer and President (Principal Executive Officer)

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